CONESTOGA FUNDS

CONESTOGA SMALL CAP FUND

CONESTOGA SMID CAP FUND

Supplement dated September 15, 2020

To the Statement of Additional Information (“SAI”) dated January 31, 2020

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.	Effective September 16, 2020, the following is added after the text following the heading “Options” in the section “Instruments in Which the Funds Can Invest” on page 9 of the SAI:

Private Investment in Public Equity (“PIPE”) Transactions. The Funds may invest in securities that are purchased in PIPE transactions. Such securities will be purchased directly from a publicly-traded entity in a private placement transaction, typically at a discount to the market price of the entity’s securities. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Such private securities may also be subject to substantial holding periods and/or are not traded in public markets, thereby affecting the liquidity of such investments. Thus, PIPE securities may be deemed illiquid. There is no assurance that such securities will ever be registered with the SEC and there may be a significant delay before such PIPE securities may be sold.

2.	Effective September 16, 2020, the following is added after the text following the heading “Securities Lending Transactions” in the section “Instruments in Which the Funds Can Invest” on page 11 of the SAI:

Special Purpose Acquisition Companies. The Funds may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE